UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

DECEMBER 31, 2007

Annual Report
to Shareholders

DWS EAFE® Equity Index Fund

Contents

4 Performance Summary

6 Information About Your Fund's Expenses

8 Portfolio Management Review

13 Portfolio Summary

15 Investment Portfolio

43 Financial Statements

47 Financial Highlights

48 Notes to Financial Statements

55 Report of Independent Registered Public Accounting Firm

56 Tax Information

57 Investment Management Agreement Approval

62 Summary of Management Fee Evaluation by Independent Fee Consultant

67 Trustees and Officers

73 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may not be able to replicate the MSCI EAFE ® Index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund and the potential underperformance of stocks selected. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2007

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 is 0.53% for Institutional Class shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The MSCI EAFE® Index is the exclusive property of Morgan Stanley Capital International, a service of Morgan Stanley, and has been licensed for use by the Fund's investment advisor. There is no guarantee that the Fund will be able to mirror the MSCI EAFE® Index closely to track its performance.

Average Annual Total Returns as of 12/31/07
DWS EAFE® Equity Index Fund	1-Year	3-Year	5-Year	10-Year
Institutional Class	10.71%	16.48%	20.83%	8.12%
MSCI EAFE® Index+	11.17%	16.83%	21.59%	8.66%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 12/31/07	$ 17.39
12/31/06	$ 16.17
Distribution Information: Twelve Months as of 12/31/07: Income Dividends	$ .50

Institutional Class Lipper Rankings — International Multi-Cap Core Funds Category as of 12/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	242	of	372	65
3-Year	147	of	263	56
5-Year	102	of	201	51
10-Year	54	of	83	65

Source: Lipper Inc. Includes portfolios that invest assets in securities with primary trading markets outside of the United States. It is not possible to invest directly in a Lipper category. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Growth of an Assumed $1,000,000 Investment
[] DWS EAFE® Equity Index Fund — Institutional Class [] MSCI EAFE® Index+

Yearly periods ended December 31

Comparative Results as of 12/31/07
DWS EAFE® Equity Index Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,107,100	$1,580,400	$2,575,200	$2,183,400
	Average annual total return	10.71%	16.48%	20.83%	8.12%
MSCI EAFE® Index+	Growth of $1,000,000	$1,111,700	$1,594,600	$2,657,400	$2,294,700
	Average annual total return	11.17%	16.83%	21.59%	8.66%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Fund Return	Institutional Class
Beginning Account Value 7/1/07	$ 1,000.00
Ending Account Value 12/31/07	$ 1,002.20
Expenses Paid per $1,000*	$ 2.32
Hypothetical 5% Fund Return	Institutional Class
Beginning Account Value 7/1/07	$ 1,000.00
Ending Account Value 12/31/07	$ 1,022.89
Expenses Paid per $1,000*	$ 2.35

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Institutional Class
DWS EAFE® Equity Index Fund	.46%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS EAFE® Equity Index Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS EAFE® Equity Index Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. ("NTI"), a subsidiary of Northern Trust Corporation, is the subadvisor for the portfolio. As of December 31, 2007, Northern Trust Corporation and its subsidiaries had assets under custody of $4.1 trillion, and assets under investment management of $757 billion.

Portfolio Manager

Shaun Murphy

Vice President at Northern Trust.

Joined Northern Trust in 2004 and manages quantitative equity portfolios.

Responsible for non-US Index portfolio management and trading as well as managing non-US equity, currency overlay, and global bond index mandates.

From 1997 to 2003, he was a trader and portfolio manager at State Street Global Advisors.

In the following interview, the portfolio manager Shaun Murphy discusses the recent market environment and DWS EAFE® Equity Index Fund's performance during the 12-month period ended December 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did DWS EAFE Equity Index Fund perform during the past year?

A: DWS EAFE Equity Index Fund's Institutional Class shares produced a total return of 10.71%, compared with a return of 11.17% for its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index.1 The fund is designed to replicate the index before expenses. We largely did so, with the exception of transaction costs and differences arriving from fair value pricing. (Past performance is no guarantee of future results. Please see pages 4 through 5 for more complete performance information.)

Q: What were the primary factors affecting the international equity markets during the past year?

A: Despite a notable increase in market volatility during the second half of the year, international equities performed very well during 2007. The double-digit return of the MSCI EAFE Index handily outpaced the 5.49% return of US equities, as measured by the Standard & Poor's 500® (S&P 500) Index.2 The relative performance of the overseas markets was helped by the superior growth of foreign economies, particularly continental Europe, relative to the United States. Another key factor in outperformance was the strength in all major global currencies relative to the US dollar, which provided a significant boost to returns for dollar-based investors.3

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
3 Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Almost all of the gain in the MSCI EAFE Index came in the first half of the year. During that time, an abundance of "liquidity" — or in other words, the cash available to be put to work in the financial markets — led to exceptional returns for international equities. However, the second half brought rising volatility and an index return that was barely positive at 0.39%. The primary reason for this sluggish market performance originated in the United States. Weakness in the US housing market, along with rapidly rising defaults among the holders of subprime mortgages, led to a credit market crisis and a concurrent increase in risk aversion among investors worldwide. The result was a sell-off in virtually all asset classes, even those not directly related to the difficulties in the United States. Still, the 0.39% second half return of the MSCI EAFE Index was superior to the -1.37% second half return of the S&P 500.

Q: Which sectors and countries within the MSCI EAFE Index were the best and worst performers?

A: Two groups of stocks delivered outperformance: those with exposure to commodity prices and the strong global economy, and those typically viewed as being defensive. In the first group were the materials, industrials and energy sectors, all of which delivered returns well above the broader market. Materials, the leading sector performer, was propelled by the surge in demand for metals and other industrial commodities that resulted from the rapid growth in the Chinese economy. Materials stocks also held up well during the market downturn of the second half, as investors searched for ways to take advantage of the "decoupling" between the surging emerging-markets economies and slowing growth in the developed world. This global growth story also formed the basis for the strong performance of industrial stocks. The leading individual contributor in this sector was the German company Siemens AG.4 The energy sector, meanwhile, was propelled by the 70%-plus gain in the price of crude oil, leading to gains for companies such as Royal Dutch Shell PLC and Total SA.

In the defensive categories were stocks in the telecommunications services, consumer staples and utilities sectors. All three were helped by investors' search for "safe haven" amid financial sector turmoil and weakening growth in the developed markets. The top two individual contributors in the index were both telecom stocks: Nokia Oyj, which gained nearly 90%, and Vodafone Group PLC, which rose about 35%.

On the negative side, the largest detractor was the financials sector, which as a group lost ground and trailed the performance of the broader market by a wide margin. Financial stocks worldwide were pressured by the problems facing US financials, as virtually all stocks in the sector had questions raised about their US subprime exposure and the true value of the assets on their balance sheets. The bank and real estate sectors in the United Kingdom, Ireland and Japan were particularly hard hit. Also performing poorly were consumer discretionary stocks, which were pressured by fears of slower consumer spending. The technology and health care sectors were the only other sectors to underperform during 2007.

In terms of regional returns, continental Europe delivered the strongest performance behind better-than-expected economic growth, particularly in Germany. The German stocks in the MSCI EAFE Index delivered a return nearly four times that of the index itself. Also performing well were countries with exposure to rising commodity and energy prices, such as Australia, South Africa and Norway. Asian (ex-Japan) stocks delivered outstanding performance, with both Singapore and Hong Kong outperforming the broader markets by a wide margin due to their exposure to China's explosive economic growth. The most notable laggard was Japan, which trailed its global peers due to investor concerns that the country's already tepid economic recovery has begun to stall out. The United Kingdom and Ireland, both of which were negatively affected by falling real estate prices, also stood out as laggards during the year.

4 "Contribution" refers to the net effect of both a stock's performance and its weighting within the index.

Q: Have you made any changes to your investment approach?

A: We have made no changes in the fund's strategy. Our goal is to maintain a fully invested posture, replicating the return and risk characteristics of the index. To this end, all changes made to the index were incorporated in the fund in order to maintain proper tracking. The index itself provides broad-based exposure to 21 of the largest developed markets outside the United States, across all sectors of the economy. Going forward, we will continue to follow a passive strategy designed to provide returns that approximate those of the benchmark index.

Portfolio Summary

Geographic Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	12/31/07	12/31/06

Japan	20%	22%
United Kingdom	20%	22%
France	10%	9%
Germany	9%	7%
Switzerland	7%	7%
Australia	7%	6%
Netherlands	5%	6%
Spain	4%	4%
Italy	4%	4%
Other	14%	13%
	100%	100%

Sector Diversification (As a % of Common & Preferred Stocks)	12/31/07	12/31/06

Financials	27%	30%
Industrials	12%	11%
Consumer Discretionary	11%	12%
Materials	10%	8%
Consumer Staples	9%	8%
Energy	8%	7%
Health Care	6%	7%
Telecommunication Services	6%	5%
Utilities	6%	6%
Information Technology	5%	6%
	100%	100%

Geographic diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2007 (13.3% of Net Assets)	Country	Percent
1. Royal Dutch Shell PLC Explores, produces and refines petroleum	Netherlands	1.9%
2. BP PLC Exporter and producer of oil and natural gas	United Kingdom	1.6%
3. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	1.4%
4. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	1.4%
5. BHP Billiton Explorer, producer and marketer of aluminum and other metal products	Australia	1.3%
6. Nestle SA Producer and seller of food products	Switzerland	1.3%
7. Total SA Produces, retires, transports and markets oil and natural gas	France	1.3%
8. Nokia Oyj Manufacturer of telecommunication systems and equipment	Finland	1.1%
9. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	1.0%
10. GlaxoSmithKline PLC Develops, manufactures and markets vaccines and medicines	United Kingdom	1.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2007

	Shares	Value ($)

Common Stocks 97.8%
Australia 6.3%
ABC Learning Centres Ltd.	14,535	65,833
AGL Energy Ltd.	14,941	174,454
Alumina Ltd.	39,127	216,760
Amcor Ltd.	32,764	198,218
AMP Ltd.	63,051	548,668
Ansell Ltd.	2,546	26,864
Aristocrat Leisure Ltd.	11,798	116,060
Asciano Group*	18,776	114,930
ASX Ltd.	6,107	322,909
Australia & New Zealand Banking Group Ltd.	63,036	1,511,547
AXA Asia Pacific Holdings Ltd.	25,507	164,414
Babcock & Brown Ltd.	7,127	168,105
Bendigo Bank Ltd.	6,123	79,122
BHP Billiton Ltd.	112,864	3,957,935
Billabong International Ltd.	3,349	43,517
BlueScope Steel Ltd.	26,851	226,141
Boart Longyear Group*	30,333	62,225
Boral Ltd.	20,006	107,125
Brambles Ltd.	47,915	482,897
Caltex Australia Ltd.	3,811	64,431
Centro Properties Group	29,351	25,808
CFS Retail Property Trust (Units)	49,764	101,952
Coca-Cola Amatil Ltd.	19,794	164,074
Cochlear Ltd.	1,919	125,983
Commonwealth Bank of Australia	43,816	2,263,163
Commonwealth Property Office Fund	53,396	72,582
Computershare Ltd.	14,173	122,801
Crown Ltd.*	16,216	191,507
CSL Ltd.	18,590	590,811
CSR Ltd.	31,897	86,571
DB RREEF Trust	81,248	142,135
Downer EDI Ltd.	6,093	28,663
Fairfax Media Ltd.	42,249	173,082
Fortescue Metals Group Ltd.*	36,100	234,851
Foster's Group Ltd.	71,633	411,083
Futuris Corp., Ltd.	20,440	38,419
Goodman Fielder Ltd.	5,658	9,387
Goodman Group (REIT)	52,800	227,226
GPT Group (REIT)	75,128	265,231
Harvey Norman Holdings Ltd.	16,119	95,851
Iluka Resources Ltd.	2,579	10,381
ING Industrial Fund (REIT)	35,705	79,348
Insurance Australia Group Ltd.	60,702	218,675
Leighton Holdings Ltd.	4,676	249,286
Lend Lease Corp., Ltd.	12,613	190,973
Lion Nathan Ltd.	12,132	102,089
Macquarie Airports	24,810	87,902
Macquarie Communications Infrastructure Group	8,875	42,160
Macquarie Group Ltd.	9,354	619,980
Macquarie Infrastructure Group (Unit)	96,251	255,033
Macquarie Office Trust (REIT)	41,270	50,821
Mirvac Group	33,930	178,390
National Australia Bank Ltd.	55,215	1,821,528
Newcrest Mining Ltd.	16,303	469,867
Onesteel Ltd.	19,708	105,974
Orica Ltd.	11,553	320,820
Origin Energy Ltd.	29,336	227,292
Oxiana Ltd.	37,326	112,816
Pacific Brands Ltd.	8,016	22,833
Paladin Energy Ltd.*	15,203	89,351
Paperlinx Ltd.	8,341	19,394
Perpetual Ltd.	1,300	75,704
Publishing & Broadcasting Ltd.	6,188	22,803
Qantas Airways Ltd.	28,624	136,177
QBE Insurance Group Ltd.	29,183	850,365
Rio Tinto Ltd.	9,696	1,132,008
Santos Ltd.	22,219	275,765
Sonic Healthcare Ltd.	9,366	136,986
St. George Bank Ltd.	8,001	220,577
Stockland (REIT)	49,061	361,131
Suncorp-Metway Ltd.	31,284	463,144
Symbion Health Ltd.	22,896	79,972
TABCORP Holding Ltd.	19,194	248,488
Tatts Group Ltd.	31,041	108,466
Telstra Corp., Ltd.	97,016	398,129
Telstra Corp., Ltd. (Installment Receipt)	46,882	129,883
Toll Holdings Ltd.	18,996	190,251
Transurban Group (Unit)	39,952	239,068
Wesfarmers Ltd.	18,224	645,727
Wesfarmers Ltd. (PPS)*	5,865	209,595
Westfield Group (REIT)	59,123	1,083,305
Westpac Banking Corp., Ltd.	63,085	1,537,176
Woodside Petroleum Ltd.	16,126	709,224
Woolworths Ltd.	40,878	1,213,370
WorleyParsons Ltd.	5,139	233,223
Zinifex Ltd.	15,151	163,367
(Cost $13,852,864)		30,162,152
Austria 0.6%
Andritz AG	1,080	64,745
BWIN Interactive Entertainment AG*	560	21,478
Erste Bank der oesterreichischen Sparkassen AG	6,414	455,874
Flughafen Wien AG	250	28,878
Immoeast AG*	13,270	141,725
Immofinanz Immobilien Anlagen AG	16,045	161,682
Mayr-Melnhof Karton AG	300	32,436
Meinl European Land Ltd.*	10,913	150,760
Oesterreichische Elektrizititaetswirtschafts AG "A"	2,600	181,075
OMV AG	5,580	448,997
Raiffeisen International Bank-Holding AG	1,210	182,304
RHI AG*	560	22,819
Telekom Austria AG	11,667	323,324
voestalpine AG	3,800	272,061
Wiener Staedtische Versicherung AG	830	66,808
Wienerberger AG	2,560	141,414
(Cost $1,622,911)		2,696,380
Belgium 1.2%
Agfa Gevaert NV	4,004	61,250
Barco NV	214	16,261
Bekaert NV	224	30,167
Belgacom SA	5,610	275,179
Cofinimmo	119	22,344
Colruyt SA	515	120,605
Compagnie Maritime Belge SA	570	48,964
Compagnie Nationale a Portefeuille	339	24,247
Delhaize Group	3,167	276,922
Dexia SA	17,739	445,839
Euronav SA	830	29,202
Fortis	69,488	1,805,800
Fortis (VVPR Strip)*	27,966	409
Groupe Bruxelles Lambert SA	2,924	373,441
InBev NV	6,226	513,633
KBC Ancora	267	30,442
KBC Groep NV	6,105	852,660
Mobistar SA	744	67,427
Omega Pharma SA	424	29,412
SA D'Ieteren NV	90	32,257
Solvay SA	2,149	299,275
UCB SA	3,721	167,820
Umicore	839	206,916
(Cost $3,749,059)		5,730,472
Bermuda 0.1%
Frontline Ltd.	900	42,888
Seadrill Ltd.*	8,600	207,062
(Cost $138,997)		249,950
China 0.1%
Fosun International*	35,000	32,424
Shui On Land Ltd.	41,000	47,577
Tencent Holdings Ltd.	34,000	257,305
Tingyi (Cayman Islands) Holding Corp.	44,000	69,598
(Cost $297,197)		406,904
Denmark 0.9%
A P Moller-Maersk AS "A"	8	84,233
A P Moller-Maersk AS "B"	37	392,114
Bang & Olufsen AS "B"	261	24,307
Carlsberg AS "B"	1,150	138,346
Coloplast AS "B"	812	69,698
Dampskibsselskabet Torm AS	870	30,298
Danisco AS	1,655	116,943
Danske Bank AS	15,275	592,150
DSV AS	6,480	140,851
FLSmidth & Co. AS "B"	1,799	182,309
GN Store Nord AS*	4,207	32,859
H. Lundbeck AS	1,617	43,425
Jyske Bank AS (Registered)*	1,992	155,824
NKT Holding AS	400	35,733
Novo Nordisk AS "B"	16,328	1,065,844
Novozymes AS "B"	1,560	176,069
Ostasiatiske Kompagni	461	35,677
Rockwool International AS "B"	169	38,958
Sydbank AS	1,965	83,494
Topdanmark AS*	613	87,413
Trygvesta AS	910	68,691
Vestas Wind Systems AS*	6,224	665,355
William Demant Holding AS*	765	70,159
(Cost $1,588,712)		4,330,750
Finland 1.8%
Amer Sports Oyj	2,100	56,346
Cargotec Corp. "B"	1,200	55,169
Elisa Oyj	5,062	154,453
Fortum Oyj	15,077	674,928
KCI Konecranes Oyj	900	30,600
Kesko Oyj "B"	2,433	133,503
Kone Oyj "B"	3,008	209,036
Metso Corp.	4,478	241,672
Neste Oil Oyj	4,336	152,051
Nokia Oyj	132,251	5,092,252
Nokian Renkaat Oyj	3,100	107,989
Oko Bank "A"	2,300	43,647
Orion Oyj "B"	2,200	51,302
Outokumpu Oyj	4,200	128,038
Rautaruukki Oyj	2,400	102,143
Sampo Oyj "A"	14,646	383,045
SanomaWSOY Oyj	1,621	46,216
Stora Enso Oyj "R"	19,656	291,708
TietoEnator Oyj	2,240	49,927
UPM-Kymmene Oyj	17,892	358,476
Uponor Oyj	1,800	44,969
Wartsila Corp. "B"	2,302	174,084
YIT Oyj	3,400	73,476
(Cost $3,650,653)		8,655,030
France 9.9%
Accor SA	6,798	539,186
Aeroports de Paris	976	99,282
Air France-KLM	4,622	161,167
Air Liquide SA	8,364	1,239,272
Alcatel-Lucent	79,583	578,571
Alstom	3,634	772,244
Atos Origin SA*	2,155	110,505
Axa	53,570	2,132,961
BNP Paribas	28,584	3,072,636
Bouygues SA	7,652	634,446
Business Objects SA*	2,823	172,138
Cap Gemini SA	5,045	313,507
Carrefour SA	20,590	1,596,298
Casino Guichard-Perrachon SA	1,216	132,324
Christian Dior SA	645	84,363
CNP Assurances	1,552	201,233
Compagnie de Saint-Gobain	9,744	923,530
Compagnie Generale de Geophysique-Veritas*	870	244,698
Compagnie Generale des Etablissements Michelin "B"	4,918	563,819
Credit Agricole SA	23,041	772,927
Dassault Systemes SA	1,772	104,362
Electricite de France	3,189	377,911
Essilor International SA	6,836	435,054
Eurazeo	239	30,502
France Telecom SA	62,019	2,225,667
Gaz de France	6,289	366,209
Gecina SA	556	87,169
Groupe Danone	15,023	1,342,188
Hermes International	2,448	311,691
Imerys SA	1,022	83,690
JC Decaux SA	2,519	98,698
Klepierre	2,781	141,201
L'Oreal SA	8,652	1,235,074
Lafarge SA	4,982	901,829
Lagardere SCA	4,416	329,278
LVMH Moet Hennessy Louis Vuitton SA	8,344	1,002,869
M6 Metropole Television	416	10,899
Natixis	1,164	22,729
Neopost SA	943	96,831
Neuf Cegetel	243	12,237
PagesJaunes SA	3,445	68,822
Pernod Ricard SA	2,966	683,115
PPR	2,792	446,381
PSA Peugeot Citroen	5,297	398,228
Publicis Groupe	5,334	207,436
Renault SA	6,449	904,881
Safran SA	6,778	138,037
Sanofi-Aventis	34,476	3,151,123
Schneider Electric SA	7,646	1,022,361
SCOR	5,089	129,290
Societe BIC SA	1,073	76,637
Societe des Autoroutes Paris-Rhin-Rhone	559	54,660
Societe Generale	12,719	1,817,735
Societe Television Francaise 1	4,061	108,163
Sodexho Alliance SA	2,959	181,400
Suez SA	35,253	2,389,631
Suez SA (VVPR Strip)*	3,124	46
Technip SA	3,470	274,443
Thales SA	3,436	203,446
Thomson	7,043	99,536
Total SA	72,692	6,032,681
Unibail-Rodamco (REIT)	2,320	505,003
Valeo SA	2,050	83,949
Vallourec SA	1,704	458,724
Veolia Environnement	11,791	1,070,845
Vinci SA	14,048	1,031,930
Vivendi	39,676	1,807,930
Zodiac SA	1,383	87,953
(Cost $26,775,572)		46,995,581
Germany 8.8%
Adidas AG	7,136	531,323
Allianz SE (Registered)	15,104	3,230,605
Altana AG	2,377	57,476
Arcandor AG*	2,059	48,778
BASF AG	16,643	2,459,654
Bayer AG	24,660	2,248,364
Bayerische Motoren Werke (BMW) AG	5,245	323,884
Beiersdorf AG	3,087	238,234
Bilfinger Berger AG	1,345	102,056
Celesio AG	2,931	180,762
Commerzbank AG	21,234	803,715
Continental AG	5,164	669,658
Daimler AG	32,062	3,105,600
Deutsche Bank AG (Registered) (b)	17,060	2,206,720
Deutsche Boerse AG	6,867	1,355,415
Deutsche Lufthansa AG (Registered)	8,159	216,062
Deutsche Post AG (Registered)	26,789	915,598
Deutsche Postbank AG	2,606	230,396
Deutsche Telekom AG (Registered)	95,883	2,097,092
Douglas Holdings AG	849	48,744
E.ON AG	20,945	4,447,165
Fresenius Medical Care AG & Co. KGaA	6,791	363,254
GEA Group AG*	5,269	181,982
Heidelberger Druckmaschinen AG	1,322	44,060
Henkel KgaA	3,143	160,428
Hochtief AG	1,509	200,811
Hypo Real Estate Holding AG	6,584	342,525
Infineon Technologies AG*	27,075	316,583
IVG Immobilien AG	2,728	92,328
K&S AG	1,181	278,541
Linde AG	4,251	559,881
MAN AG	3,952	650,295
Merck KgaA	2,185	280,683
Metro AG	5,711	476,653
MLP AG	1,150	17,934
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	7,119	1,376,182
Premiere AG*	1,758	33,022
Puma AG	124	49,280
Q-Cells AG*	1,442	202,316
Rheinmetall AG	1,001	78,489
RWE AG	14,962	2,096,615
Salzgitter AG	1,505	221,576
SAP AG	29,826	1,541,013
Siemens AG (Registered)	28,741	4,512,030
Solarworld AG	2,432	145,969
Suedzucker AG	1,245	29,304
ThyssenKrupp AG	12,561	701,054
TUI AG*	6,799	188,824
Volkswagen AG	5,439	1,237,349
Wincor Nixdorf AG	842	79,349
(Cost $20,770,960)		41,975,631
Gibraltar 0.0%
PartyGaming PLC* (Cost $54,079)	22,387	12,825
Greece 0.8%
Alpha Bank AE	13,630	497,639
Coca-Cola Hellenic Bottling Co. SA	5,525	238,356
Cosmote Mobile Telelcommunications SA	4,190	159,029
EFG Eurobank Ergasias	10,730	378,791
Hellenic Exchanges Holding SA	1,080	37,843
Hellenic Petroleum SA	3,920	64,434
Hellenic Technodomiki SA	3,910	55,869
Hellenic Telecommunications Organization SA	9,950	365,677
Motor Oil (Hellas) Corinth Refineries SA	510	11,764
National Bank of Greece SA	13,667	941,481
OPAP SA	7,549	301,393
Piraeus Bank SA	10,985	427,903
Public Power Corp.	3,486	182,942
Titan Cement Co. SA	2,040	92,730
Viohalco, Hellenic Copper and Aluminum Industry SA	3,290	47,704
(Cost $1,666,758)		3,803,555
Hong Kong 2.3%
ASM Pacific Technology Ltd.	5,000	36,526
Bank of East Asia Ltd.	48,483	327,944
Belle International Holdings Ltd.	70,000	104,961
BOC Hong Kong (Holdings) Ltd.	132,000	364,794
Cathay Pacific Airways Ltd.	55,000	142,918
CC Land Holdings Ltd.	19,000	27,403
Cheung Kong (Holdings) Ltd.	52,000	948,171
Cheung Kong Infrastrucure Holdings Ltd.	10,000	37,223
Chinese Estates Holdings Ltd.	8,000	14,442
CLP Holdings Ltd.	44,600	303,241
Esprit Holdings Ltd.	36,815	545,265
Foxconn International Holdings Ltd.*	78,000	174,239
Genting International PLC*	26,000	12,278
Giordano International Ltd.	26,000	12,400
Hang Lung Group Ltd.	11,000	59,610
Hang Lung Properties Ltd.	75,000	343,909
Hang Seng Bank Ltd.	26,800	547,647
Henderson Land Development Co., Ltd.	34,672	321,829
Hong Kong & China Gas Co., Ltd.	129,675	395,282
Hong Kong Aircraft Engineering Co., Ltd.	1,600	43,162
Hong Kong Exchanges & Clearing Ltd.	36,000	1,010,627
HongKong Electric Holding Ltd.	49,500	284,640
Hopewell Holdings Ltd.	25,000	114,942
Hutchison Telecommunications International Ltd.	42,000	63,160
Hutchison Whampoa Ltd.	73,100	822,611
Hysan Development Co., Ltd.	13,744	39,030
Kerry Properties Ltd.	24,432	195,937
Kingboard Chemical Holdings Ltd.	20,900	122,140
Lee & Man Paper Manufacturing Ltd.	14,000	61,198
Li & Fung Ltd.	79,120	315,667
Lifestyle International Holdings Ltd.	15,000	40,367
Link (REIT)	69,500	150,618
Melco International Development Ltd.	17,000	25,348
MTR Corp., Ltd.	51,403	187,338
New World Development Co., Ltd.	87,036	306,603
Noble Group Ltd.	17,000	28,341
NWS Holdings Ltd.	7,000	22,305
Orient Overseas International Ltd.	5,900	43,466
Pacific Basin Shipping Ltd.	31,000	49,440
PCCW Ltd.	139,443	82,487
Shangri-La Asia Ltd.	44,499	139,617
Shun Tak Holdings Ltd.	18,000	28,137
Sino Land Co., Ltd.	40,971	143,194
Sun Hung Kai Properties Ltd.	47,297	993,803
Swire Pacific Ltd. "A"	30,000	411,127
Television Broadcasts Ltd.	9,000	53,275
Wharf Holdings Ltd.	46,102	237,949
Wheelock & Co., Ltd.	8,000	24,591
Wing Hang Bank Ltd.	5,000	74,445
Yue Yuen Industrial (Holdings) Ltd.	21,000	75,122
(Cost $5,720,761)		10,910,769
Ireland 0.7%
Allied Irish Banks PLC	29,781	684,343
Anglo Irish Bank Corp. PLC*	11,270	178,639
Bank of Ireland (a)	25,729	379,052
Bank of Ireland (a)	7,588	112,493
CRH PLC	18,475	641,464
DCC PLC	2,252	63,231
Elan Corp. PLC*	15,871	343,082
Experian Group Ltd.	34,580	274,825
Greencore Group PLC	4,345	28,451
IAWS Group PLC	3,475	76,920
Irish Life & Permanent PLC	9,885	170,106
Kerry Group PLC "A"	4,107	129,810
Kingspan Group PLC	4,034	60,797
Paddy Power PLC	1,301	42,800
Ryanair Holdings PLC*	10,294	69,322
Smurfit Kappa Group PLC*	2,677	43,589
(Cost $2,580,987)		3,298,924
Italy 3.8%
A2A SpA*	10,793	49,090
Alleanza Assicurazioni SpA	15,390	197,774
Assicurazioni Generali SpA	36,090	1,617,860
Atlantia SpA	9,148	345,941
Autogrill SpA	3,093	52,303
Banca Monte dei Paschi di Siena SpA	33,891	179,111
Banca Popolare di Milano Scarl	14,402	194,680
Banco Popolare Scarl*	21,966	482,836
Bulgari SpA	3,349	46,596
Enel SpA	147,948	1,746,240
Eni SpA	88,062	3,208,682
Fiat SpA	24,710	635,089
Finmeccanica SpA	10,294	326,282
Fondiaria-Sai SpA	2,571	106,167
IFIL Investments SpA	4,312	39,856
Intesa Sanpaolo	260,014	2,039,285
Intesa Sanpaolo (RNC)	34,089	245,665
Italcementi SpA	2,813	59,718
Lottomatica SpA	2,109	76,484
Luxottica Group SpA	4,890	154,722
Mediaset SpA	26,726	268,720
Mediobanca SpA	17,703	363,235
Mediolanum SpA	6,085	48,182
Mondadori (Arnoldo) Editore SpA	3,666	29,829
Parmalat SpA	57,791	223,415
Pirelli & C. SpA*	84,527	92,672
Prysmian SpA*	3,800	93,047
Saipem SpA	4,026	160,185
Seat Pagine Gialle SpA	129,754	51,011
Snam Rete Gas SpA	33,626	213,520
Telecom Italia SpA	367,804	1,138,825
Telecom Italia SpA (RNC)	203,828	479,128
Terna SpA	33,898	135,973
UniCredito Italiano SpA	316,286	2,632,274
Unione di Banche Italiane SCPA	21,198	583,508
(Cost $11,099,745)		18,317,905
Japan 19.5%
Access Co., Ltd.*	3	13,596
ACOM Co., Ltd.	2,300	46,730
Aderans Holdings Co., Ltd.	1,900	29,905
Advantest Corp.	5,300	149,308
AEON Co., Ltd.	22,600	329,889
AEON Credit Services Co., Ltd.	2,730	40,359
AEON Mall Co., Ltd.	1,100	28,874
Aiful Corp.	1,950	34,327
Aioi Insurance Co., Ltd.	6,000	28,231
Aisin Seiki Co., Ltd.	6,700	278,575
Ajinomoto Co., Inc.	22,000	249,027
Alfresa Holdings Corp.	1,000	60,440
All Nippon Airways Co., Ltd.	25,000	92,150
Alps Electric Co., Ltd.	6,000	77,607
Amada Co., Ltd.	15,000	132,193
Aoyama Trading Co., Ltd.	2,200	57,210
Asahi Breweries Ltd.	14,300	242,315
Asahi Glass Co., Ltd.	32,000	424,350
Asahi Kasei Corp.	41,000	273,295
Asatsu-DK, Inc.	1,100	30,618
ASICS Corp.	3,000	43,063
Astellas Pharma, Inc.	16,900	737,298
Autobacs Seven Co., Ltd.	1,100	22,317
Bank of Yokohama Ltd.	45,000	318,209
Benesse Corp.	2,200	93,518
Bridgestone Corp.	22,600	398,041
Brother Industries Ltd.	2,000	25,925
Canon Marketing Japan, Inc.	2,000	37,043
Canon, Inc.	36,100	1,649,421
Casio Computer Co., Ltd.	9,200	107,074
Central Glass Co., Ltd.	9,000	34,237
Central Japan Railway Co.	53	450,854
Chiyoda Corp.	5,000	57,149
Chubu Electric Power Co., Inc.	22,800	595,333
Chugai Pharmaceutical Co., Ltd.	8,000	114,284
Chugoku Electric Power Co., Inc.	3,400	66,093
Citizen Holdings Co., Ltd.	9,300	90,415
COMSYS Holdings Corp.	3,000	24,555
Cosmo Oil Co., Ltd.	11,000	41,145
Credit Saison Co., Ltd.	6,300	171,906
CSK Holdings Corp.	2,100	68,188
Dai Nippon Printing Co., Ltd.	21,000	305,912
Daicel Chemical Industries Ltd.	6,000	35,856
Daido Steel Co., Ltd.	8,000	59,830
Daiichi Sankyo Co., Ltd.	24,500	752,729
Daikin Industries Ltd.	9,400	524,804
Dainippon Ink & Chemical, Inc.	21,000	104,926
Daito Trust Construction Co., Ltd.	2,700	149,809
Daiwa House Industry Co., Ltd.	18,000	231,551
Daiwa Securities Group, Inc.	48,000	442,258
Denki Kagaku Kogyo Kabushiki Kaisha	17,000	73,399
Denso Corp.	17,100	694,967
DENTSU, Inc.	69	181,197
Dowa Holdings Co., Ltd.	9,000	63,335
eAccess Ltd.	30	18,620
East Japan Railway Co.	115	944,339
Ebara Corp.	8,000	27,420
EDION Corp.	1,000	10,868
Eisai Co., Ltd.	8,500	335,163
Electric Power Development Co., Ltd.	4,700	174,401
Elpida Memory, Inc.*	2,400	82,840
FamilyMart Co., Ltd.	2,300	71,881
FANUC Ltd.	6,400	624,362
Fast Retailing Co., Ltd.	1,900	135,175
Fuji Electric Holdings Co., Ltd.	13,000	45,336
Fuji Television Network, Inc.	21	34,824
Fujifilm Holdings Corp.	17,200	729,075
Fujikura Ltd.	10,000	50,987
Fujitsu Ltd.	66,000	441,668
Fukuoka Financial Group, Inc.	21,000	125,252
Glory Ltd.	1,100	25,541
Hakuhodo Dy Holdings, Inc.	500	27,858
Hankyu Department Stores, Inc.	2,000	15,493
Hankyu Hanshin Holdings, Inc.	47,200	203,637
Haseko Corp.*	28,000	48,082
Hikari Tsushin, Inc.	500	16,955
Hino Motors Ltd.	6,000	38,905
Hirose Electric Co., Ltd.	900	104,270
Hitachi Chemical Co., Ltd.	3,400	78,062
Hitachi Construction Machinery Co., Ltd.	2,700	80,515
Hitachi High-Technologies Corp.	1,000	21,833
Hitachi Ltd.	118,000	864,533
Hokkaido Electric Power Co., Inc.	4,800	104,050
Hokugin Financial Group, Inc.	31,000	89,035
Hokuriku Electric Power Co.	1,800	37,571
Honda Motor Co., Ltd.	53,000	1,752,254
House Food Corp.	3,000	50,397
Hoya Corp.	14,100	450,003
IBIDEN Co., Ltd.	3,900	269,379
Idemitsu Kosan Co., Ltd.	900	94,993
INPEX Holdings, Inc.	28	301,191
Isetan Co., Ltd.	7,700	104,142
Ishikawajima-Harima Heavy Industries Co., Ltd.	50,000	103,837
Isuzu Motors Ltd.	18,000	80,493
ITO EN Ltd.	1,600	30,463
Itochu Corp.	51,000	495,569
Itochu Techno-Solutions Corp.	800	26,847
J. Front Retailing Co., Ltd.*	12,600	110,678
JAFCO Co., Ltd.	600	19,654
Japan Airlines Corp.*	19,000	43,074
Japan Petroleum Exploration Co., Ltd.	500	36,353
Japan Prime Realty Investment Corp. (REIT)	10	39,849
Japan Real Estate Investment Corp. (REIT)	15	185,397
Japan Retail Fund Investment Corp. (REIT)	12	84,491
Japan Steel Works Ltd.	10,000	146,481
Japan Tobacco, Inc.	152	901,270
JFE Holdings, Inc.	19,925	1,004,034
JGC Corp.	6,000	103,043
JS Group Corp.	9,348	149,702
JSR Corp.	7,200	186,253
JTEKT Corp.	7,100	127,220
Jupiter Telecommunications Co., Ltd.*	39	32,992
Kajima Corp.	33,000	108,065
Kamigumi Co., Ltd.	6,000	43,357
Kaneka Corp.	8,000	66,404
Kansai Electric Power Co., Inc.	26,300	613,621
Kansai Paint Co., Ltd.	5,000	36,268
Kao Corp.	17,000	511,535
Kawasaki Heavy Industries Ltd.	51,000	150,294
Kawasaki Kisen Kaisha Ltd.	21,000	205,333
KDDI Corp.	84	623,723
Keihin Electric Express Railway Co., Ltd.	12,000	73,423
Keio Corp.	16,000	97,215
Keisei Electric Railway Co., Ltd.	5,000	26,709
Keyence Corp.	1,270	311,126
Kikkoman Corp.	6,000	82,587
Kinden Corp.	6,000	47,066
Kintetsu Corp.	46,900	145,478
Kirin Holdings Co., Ltd.	28,000	410,346
Kobe Steel Ltd.	97,000	314,387
Kokuyo Corp.	3,000	27,074
Komatsu Ltd.	30,400	821,956
Komori Corp.	2,000	44,639
Konami Co., Ltd.	3,200	104,473
Konica Minolta Holdings, Inc.	17,000	299,216
Kubota Corp.	42,000	287,505
Kuraray Co., Ltd.	15,000	181,086
Kurita Water Industries Ltd.	4,400	133,811
Kyocera Corp.	5,600	489,988
Kyowa Hakko Kogyo Co., Ltd.	6,910	73,627
Kyushu Electric Power Co., Inc.	13,200	325,288
Lawson, Inc.	1,900	67,270
Leopalace21 Corp.	5,000	134,100
Mabuchi Motor Co., Ltd.	1,200	72,450
Makita Corp.	4,000	167,143
Marubeni Corp.	59,000	414,404
Marui Co., Ltd.	10,400	102,833
Matsui Securities Co., Ltd.	1,900	14,975
Matsumotokiyoshi Holdings Co., Ltd.*	2,100	51,147
Matsushita Electric Industrial Co., Ltd.	65,614	1,342,356
Matsushita Electric Works Ltd.	11,000	121,959
Mazda Motor Corp.	10,000	50,071
Mediceo Patac Holdings Co., Ltd.	5,100	75,640
Meiji Dairies Corp.	8,000	40,718
Meiji Seika Kaisha Ltd.	12,000	50,944
Meitec Corp.	700	21,085
Millea Holdings, Inc.	24,900	841,588
Minebea Co., Ltd.	8,000	51,144
Mitsubishi Chemical Holdings Corp.	44,000	337,257
Mitsubishi Corp.	45,700	1,244,826
Mitsubishi Electric Corp.	65,000	671,310
Mitsubishi Estate Co., Ltd.	40,000	958,836
Mitsubishi Gas Chemical Co., Inc.	16,000	155,881
Mitsubishi Heavy Industries Ltd.	114,000	487,860
Mitsubishi Logistics Corp.	5,000	56,234
Mitsubishi Materials Corp.	43,000	182,884
Mitsubishi Motors Corp.*	53,000	89,827
Mitsubishi Rayon Co., Ltd.	17,000	82,291
Mitsubishi Tanabe Pharma Corp.	8,000	75,372
Mitsubishi UFJ Financial Group, Inc.	292,940	2,726,632
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,000	33,296
Mitsui & Co., Ltd.	58,000	1,230,531
Mitsui Chemicals, Inc.	24,000	157,092
Mitsui Engineering & Shipbuilding Co., Ltd.	20,000	77,559
Mitsui Fudosan Co., Ltd.	29,000	626,746
Mitsui Mining & Smelting Co., Ltd.	19,000	75,969
Mitsui O.S.K. Lines Ltd.	39,000	495,414
Mitsui Sumitomo Insurance Co., Ltd.	41,260	402,716
Mitsui Trust Holdings, Inc.	26,100	202,293
Mitsukoshi Ltd.	13,000	58,916
Mitsumi Electric Co., Ltd.	2,000	66,747
Mizuho Financial Group, Inc.	340	1,612,976
Murata Manufacturing Co., Ltd.	7,800	453,629
Namco Bandai Holdings, Inc.	9,050	143,325
NEC Corp.	70,000	323,380
NEC Electronics Corp.*	1,800	43,002
NGK Insulators Ltd.	10,000	269,818
NGK Spark Plug Co., Ltd.	6,000	104,744
NHK Spring Co., Ltd.	3,000	27,241
Nichirei Corp.	9,000	37,373
Nidec Corp.	3,800	282,102
Nikko Cordial Corp.	13,900	208,427
Nikon Corp.	11,000	375,236
Nintendo Co., Ltd.	3,300	2,003,587
Nippon Building Fund, Inc. (REIT)	16	223,995
Nippon Electric Glass Co., Ltd.	10,000	162,419
Nippon Express Co., Ltd.	25,000	127,830
Nippon Meat Packers, Inc.	5,000	50,354
Nippon Mining Holdings, Inc.	31,000	199,143
Nippon Oil Corp.	45,000	366,603
Nippon Paper Group, Inc.	29	87,142
Nippon Sheet Glass Co., Ltd.	16,000	80,502
Nippon Shokubai Co., Ltd.	2,000	19,208
Nippon Steel Corp.	196,000	1,207,014
Nippon Telegraph & Telephone Corp.	171	846,272
Nippon Yusen Kabushiki Kaisha	40,000	318,479
NIPPONKOA Insurance Co., Ltd.	9,000	81,605
Nishi-Nippon City Bank Ltd.	16,000	39,698
Nishimatsu Construction Co., Ltd.	5,000	13,875
Nissan Chemical Industries Ltd.	4,000	52,136
Nissan Motor Co., Ltd.	79,100	856,441
Nisshin Seifun Group, Inc.	5,000	50,153
Nisshin Steel Co., Ltd.	29,000	101,505
Nisshinbo Industries	3,000	36,629
Nissin Food Products Co., Ltd.	3,600	116,344
Nitori Co., Ltd.	700	33,315
Nitto Denko Corp.	6,100	322,063
NOK Corp.	3,300	69,561
Nomura Holdings, Inc.	59,800	999,654
Nomura Real Estate Holdings, Inc.	1,000	24,457
Nomura Real Estate Office Fund, Inc. (REIT)	6	56,429
Nomura Research Institute Ltd.	3,800	124,778
NSK Ltd.	17,000	176,451
NTN Corp.	13,000	112,708
NTT Data Corp.	43	191,590
NTT DoCoMo, Inc.	540	894,711
NTT Urban Development Corp.	25	39,820
Obayashi Corp.	21,000	105,816
Obic Co., Ltd.	200	37,027
Odakyu Electric Railway Co., Ltd.	25,000	159,337
Oji Paper Co., Ltd.	25,000	122,744
Oki Electric Industry Co., Ltd.*	15,000	23,422
OKUMA Corp.	3,000	32,143
Okumura Corp.	1,000	4,820
Olympus Corp.	8,000	327,771
Omron Corp.	6,400	151,484
Ono Pharmaceutical Co., Ltd.	1,000	46,772
Onward Kashiyama Co.	4,000	40,870
Oracle Corp.	1,100	48,575
Oriental Land Co., Ltd.	1,800	108,650
ORIX Corp.	3,100	518,400
Osaka Gas Co., Ltd.	66,000	260,122
OSG Corp.	1,000	10,939
Otsuka Corp.	300	25,614
Pioneer Corp.	5,400	48,631
Promise Co., Ltd.	2,700	66,486
Q.P. Corp.	2,000	20,820
Rakuten, Inc.	236	114,745
Resona Holdings, Inc.	209	382,351
Ricoh Co., Ltd.	24,000	441,408
ROHM Co., Ltd.	3,700	322,043
Ryohin Keikaku Co., Ltd.	400	23,965
Sanken Electric Co., Ltd.	2,000	10,618
Sankyo Co., Ltd.	1,300	60,270
Santen Pharmaceutical Co., Ltd.	2,000	49,267
Sanyo Electric Co., Ltd.*	50,000	69,062
Sapporo Hokuyo Holdings, Inc.	8	71,857
Sapporo Holdings Ltd.	5,000	40,160
SBI E*Trade Securities Co., Ltd.	48	45,258
SBI Holdings, Inc.	371	100,876
Secom Co., Ltd.	7,100	388,703
Sega Sammy Holdings, Inc.	6,000	74,904
Seiko Epson Corp.	3,300	71,747
Seino Holdings Co., Ltd.	4,000	27,128
Sekisui Chemical Co., Ltd.	14,000	94,487
Sekisui House Ltd.	19,000	205,799
Seven & I Holdings Co., Ltd.	28,000	814,253
Sharp Corp.	34,000	609,113
Shikoku Electric Power Co., Inc.	2,100	56,199
Shimachu Co., Ltd.	700	19,797
Shimamura Co., Ltd.	1,000	84,488
Shimano, Inc.	2,500	90,009
Shimizu Corp.	18,000	78,353
Shin-Etsu Chemical Co., Ltd.	13,900	869,065
Shinko Electric Industries Co., Ltd.	1,000	20,168
Shinko Securities Co., Ltd.	12,000	49,746
Shinsei Bank Ltd.	55,000	202,205
Shionogi & Co., Ltd.	9,000	158,701
Shiseido Co., Ltd.	12,000	284,303
Showa Denko KK	34,000	121,935
Showa Shell Sekiyu KK	5,000	55,691
SMC Corp.	2,200	261,839
Softbank Corp.	24,900	512,525
Sojitz Corp.	31,800	114,538
Sompo Japan Insurance, Inc.	30,000	270,258
Sony Corp.	33,700	1,828,834
Sony Financial Holdings, Inc.*	27	102,619
Square Enix Co., Ltd.	800	24,519
Stanley Electric Co., Ltd.	4,700	117,055
Sumco Corp.	4,600	131,699
Sumitomo Chemical Co., Ltd.	57,000	506,927
Sumitomo Corp.	35,900	511,191
Sumitomo Electric Industries Ltd.	26,500	422,121
Sumitomo Heavy Industries Ltd.	20,000	183,757
Sumitomo Metal Industries Ltd.	138,000	637,259
Sumitomo Metal Mining Co., Ltd.	19,000	325,366
Sumitomo Mitsui Financial Group, Inc.	226	1,681,694
Sumitomo Osaka Cement Co., Ltd.	12,000	23,035
Sumitomo Realty & Development Co., Ltd.	14,000	344,349
Sumitomo Rubber Industries Ltd.	6,600	58,304
Sumitomo Titanium Corp.	400	29,640
Sumitomo Trust & Banking Co., Ltd.	46,000	306,271
Suzuken Co., Ltd.	1,900	67,704
Suzuki Motor Corp.	7,000	210,530
T&D Holdings, Inc.	6,800	351,972
Taiheiyo Cement Corp.	29,000	69,472
Taisei Corp.	29,000	78,163
Taisho Pharmaceutical Co., Ltd.	5,000	96,290
Taiyo Nippon Sanso Corp.	7,000	65,405
Taiyo Yuden Co., Ltd.	4,000	64,292
Takara Holdings, Inc.	4,000	24,122
Takashimaya Co., Ltd.	12,000	144,603
Takeda Pharmaceutical Co., Ltd.	28,900	1,689,417
Takefuji Corp.	3,900	93,635
TDK Corp.	4,500	333,744
Teijin Ltd.	30,000	128,233
Terumo Corp.	5,700	300,287
The 77 Bank Ltd.	8,000	49,921
The Bank of Kyoto Ltd.	10,000	118,157
The Chiba Bank Ltd.	26,000	210,649
The Furukawa Electric Co., Ltd.	24,000	92,791
The Goodwill Group, Inc.*	67	8,572
The Gunma Bank Ltd.	10,000	66,933
The Hachijuni Bank Ltd.	13,258	89,151
The Hiroshima Bank Ltd.	12,000	64,851
The Joyo Bank Ltd.	28,000	156,111
The Shizuoka Bank Ltd.	22,000	242,034
The Suruga Bank Ltd.	6,000	65,103
THK Co., Ltd.	3,300	66,685
TIS, Inc.	1,000	17,162
Tobu Railway Co., Ltd.	24,000	112,265
Toda Corp.	6,000	28,908
Toho Co., Ltd.	4,300	96,325
Toho Titanium Co., Ltd.	1,000	29,590
Tohoku Electric Power Co., Inc.	14,800	333,539
Tokai Rika Co., Ltd.	800	25,098
Tokuyama Corp.	8,000	80,041
Tokyo Broadcasting System, Inc.	1,800	38,589
Tokyo Electric Power Co., Inc.	42,200	1,093,138
Tokyo Electron Ltd.	6,100	372,612
Tokyo Gas Co., Ltd.	81,000	378,178
Tokyo Seimitsu Co., Ltd.	600	14,716
Tokyo Steel Manufacturing Co., Ltd.	4,400	48,874
Tokyo Tatemono Co., Ltd.	12,000	112,960
Tokyu Corp.	39,000	257,045
Tokyu Land Corp.	16,000	136,928
TonenGeneral Sekiyu KK	9,000	88,709
Toppan Printing Co., Ltd.	20,000	197,013
Toray Industries, Inc.	48,000	372,929
Toshiba Corp.	104,000	775,525
Tosoh Corp.	15,000	64,374
TOTO Ltd.	10,000	79,008
Toyo Seikan Kaisha Ltd.	5,000	88,522
Toyo Suisan Kaisha Ltd.	2,000	36,353
Toyoda Gosei Co., Ltd.	1,300	45,804
Toyota Boshoku Corp.	1,000	32,364
Toyota Industries Corp.	6,700	273,228
Toyota Motor Corp.	91,600	4,930,381
Toyota Tsusho Corp.	7,200	194,547
Trend Micro, Inc.	4,000	143,387
Ube Industries Ltd.	29,000	98,580
Uni-Charm Co.	1,400	88,149
UNY Co., Ltd.	5,000	42,305
Urban Corp.	4,000	53,214
Ushio, Inc.	4,000	87,792
USS Co., Ltd.	800	49,634
Wacoal Holdings Corp.	4,000	52,282
West Japan Railway Co.	58	285,949
Yahoo! Japan Corp.	560	249,913
Yakult Honsha Co., Ltd.	3,000	69,205
Yamada Denki Co., Ltd.	2,940	334,639
Yamaha Corp.	5,000	114,097
Yamaha Motor Co., Ltd.	7,400	179,517
Yamato Holdings Co., Ltd.	13,000	187,657
Yamato Kogyo Co., Ltd.	800	32,741
Yamazaki Baking Co., Ltd.	5,000	48,916
Yaskawa Electric Corp.	5,000	67,386
Yokogawa Electric Corp.	6,000	65,807
ZEON Corp.	4,000	24,026
(Cost $70,480,426)		92,905,555
Luxembourg 0.5%
ArcelorMittal	30,484	2,343,944
Millicom International Cellular SA (SDR)*	600	68,321
SES "A" (FDR)	4,104	107,615
Stolt-Nielsen SA	1,200	35,692
(Cost $1,185,597)		2,555,572
Netherlands 4.8%
Aegon NV	49,405	866,782
Akzo Nobel NV	9,195	732,236
ASML Holding NV*	13,858	435,488
Corio NV (REIT)	1,310	105,445
Corporate Express	3,658	28,398
European Aeronautic Defence & Space Co.	10,947	347,523
Fugro NV (CVA)	1,906	146,097
Hagemeyer NV	11,841	80,799
Heineken Holding NV	1,631	91,891
Heineken NV	8,286	533,658
ING Groep NV (CVA)	63,189	2,466,429
James Hardie Industries NV	11,685	65,824
Koninklijke (Royal) KPN NV	64,857	1,172,966
Koninklijke (Royal) Philips Electronics NV	38,655	1,675,224
Koninklijke Ahold NV*	43,620	605,670
Koninklijke DSM NV	4,630	216,463
Oce NV	1,840	33,133
QIAGEN NV*	4,076	87,538
Randstad Holdings NV	1,773	70,400
Reed Elsevier NV	23,413	464,474
Royal Dutch Shell PLC "A"	122,173	5,146,890
Royal Dutch Shell PLC "B"	92,797	3,881,096
SBM Offshore NV	4,602	144,351
TNT NV	13,585	565,307
TomTom NV*	1,588	118,682
Unilever NV (CVA)	57,666	2,111,304
Vedior NV (CVA)	5,978	149,235
Wereldhave NV (REIT)	579	62,991
Wolters Kluwer NV	10,029	327,663
(Cost $13,733,159)		22,733,957
New Zealand 0.1%
Auckland International Airport Ltd.	33,452	74,677
Contact Energy Ltd.	10,746	68,091
Fisher & Paykel Appliances Holdings Ltd.	4,480	11,816
Fisher & Paykel Corp., Ltd.	8,612	23,096
Fletcher Building Ltd.	17,031	150,462
Kiwi Income Property Trust	13,679	14,082
Sky City Entertainment Group Ltd.	17,085	60,479
Sky Network Television Ltd.	4,696	21,656
Telecom Corp. of New Zealand Ltd.	60,736	202,683
Vector Ltd.	3,419	5,778
(Cost $344,813)		632,820
Norway 1.0%
Aker Kvaerner ASA	5,600	147,694
Det Norske Oljeselskap ASA*	17,000	31,330
DNB NOR ASA	24,850	376,875
Marine Harvest ASA*	62,700	40,010
Norsk Hydro ASA	23,800	336,472
Ocean Rig ASA*	3,100	22,430
Orkla ASA	28,170	542,669
Petroleum Geo-Services ASA	5,950	171,094
Prosafe SE	6,750	116,376
Renewable Energy Corp. AS*	5,200	259,955
Schibsted ASA	800	34,178
StatoilHydro ASA	43,417	1,342,419
Storebrand ASA	13,812	143,041
Tandberg ASA	1,850	38,121
Telenor ASA*	28,400	671,348
TGS Nopec Geophysical Co. ASA*	1,800	24,433
Tomra Systems ASA	5,300	37,188
Yara International ASA	5,900	270,927
(Cost $1,763,284)		4,606,560
Portugal 0.4%
Banco BPI SA (Registered)	6,869	53,367
Banco Comercial Portugues SA (Registered)	61,729	262,095
Banco Espirito Santo SA (Registered)	7,610	166,165
Brisa	10,591	155,009
CIMPOR-Cimentos de Portugal, SGPS, SA	7,563	66,454
Energias de Portugal SA	67,633	439,655
Jeronimo Martins, SGPS, SA	4,852	38,061
Portugal Telecom, SGPS SA (Registered)	26,728	347,106
PT Multimedia-Servicos de Telecomunicacoes e Multimedia, SGPS SA	6,705	93,334
Sonae Industria-SGPS SA*	1,634	15,764
Sonae SGPS SA	24,104	69,330
(Cost $918,704)		1,706,340
Singapore 1.1%
Ascendas Real Estate Investment Trust (REIT)	36,750	62,525
CapitaCommercial Trust (REIT)	41,000	69,686
Capitaland Ltd.	57,750	248,302
CapitaMall Trust (REIT)	41,300	98,209
Chartered Semiconductors Manufacturing Ltd.*	400	267
City Developments Ltd.	18,000	175,275
ComfortDelGro Corp., Ltd.	80,000	100,656
Cosco Corp., (Singapore) Ltd.	20,000	78,688
DBS Group Holdings Ltd.	38,513	545,793
Fraser & Neave Ltd.	33,300	134,837
Haw Par Corp., Ltd.	4,245	20,722
Jardine Cycle & Carriage Ltd.	5,890	87,890
Keppel Corp., Ltd.	37,500	335,690
Keppel Land Ltd.	13,000	65,416
Neptune Orient Lines Ltd.	20,000	53,834
Olam International Ltd.	7,000	13,761
Oversea-Chinese Banking Corp., Ltd.	84,008	484,772
Parkway Holdings Ltd.	18,450	50,186
SembCorp Industries Ltd.	29,449	117,639
SembCorp Marine Ltd.	26,600	74,165
Singapore Airlines Ltd.	18,670	223,470
Singapore Exchange Ltd.	30,000	274,230
Singapore Post Ltd.	28,000	21,733
Singapore Press Holdings Ltd.	58,758	183,197
Singapore Technologies Engineering Ltd.	55,000	142,479
Singapore Telecommunications Ltd.	267,301	733,528
United Overseas Bank Ltd.	40,448	559,862
UOL Group Ltd.	16,544	51,499
Venture Corp., Ltd.	8,000	70,053
Wilmar International Ltd.*	6,000	22,340
Wing Tai Holdings Ltd.	17,966	33,164
(Cost $2,569,632)		5,133,868
Spain 4.3%
Abertis Infraestructuras SA	8,878	284,418
Acciona SA	998	313,682
Acerinox SA	6,381	155,914
ACS, Actividades de Construccion y Servicios SA	7,593	447,284
Altadis SA	8,663	629,512
Antena 3 de Television SA	2,383	36,230
Banco Bilbao Vizcaya Argentaria SA	126,157	3,098,565
Banco de Sabadell SA	14,753	158,918
Banco Popular Espanol SA	28,352	478,398
Banco Santander SA	211,279	4,564,518
Bankinter SA	3,588	65,209
Cintra Concesiones de Infraestructuras de Transporte SA	6,495	97,430
Fomento de Construcciones y Contratas SA	1,296	96,587
Gamesa Corporacion Tecnologica SA	5,372	248,546
Gas Natural SDG SA	4,208	245,072
Gestevision Telecinco SA	3,997	101,104
Grupo Ferrovial SA	1,974	137,833
Iberdrola Renovables*	13,909	114,896
Iberdrola SA	127,877	1,935,813
Iberia Lineas Aereas de Espana SA	11,243	48,668
Indra Sistemas SA	3,458	92,908
Industria de Diseno Textil SA	7,667	466,169
Mapfre SA	17,228	75,372
Promotora de Informaciones SA (Prisa)	2,251	41,854
Red Electrica de Espana	3,303	207,580
Repsol YPF SA	27,418	977,658
Sacyr Vallehermoso SA	3,290	126,561
Sociedad General de Aguas de Barcelona SA "A"	1,689	67,884
Sogecable SA*	1,251	49,844
Telefonica SA	144,479	4,669,158
Union Fenosa SA	3,621	242,868
Zardoya Otis SA	3,496	98,442
Zeltia SA*	3,554	31,485
(Cost $9,622,473)		20,406,380
Sweden 2.3%
Alfa Laval AB	2,300	127,947
Assa Abloy AB "B"	12,200	242,719
Atlas Copco AB "A"	22,526	332,560
Atlas Copco AB "B"	13,452	181,586
Axfood AB	500	20,050
Billerud AB	1,000	10,209
Boliden AB	10,200	126,335
Castellum AB	6,000	61,599
Electrolux AB "B"	9,285	154,720
Eniro AB	8,000	71,495
Fabege AB	5,790	58,659
Getinge AB "B"	5,700	152,226
Hennes & Mauritz AB "B"	16,050	970,052
Hoganas AB "B"	600	12,615
Holmen AB "B"	1,900	70,022
Husqvarna AB "B"	12,385	146,175
Investor AB "B"	5,200	117,016
Lundin Petroleum AB*	4,600	47,568
Modern Times Group MTG AB "B"	1,700	118,640
Nordea Bank AB	70,214	1,164,770
OMX AB	3,100	125,454
Oriflame Cosmetics SA (SDR)	400	25,522
Sandvik AB	32,125	546,030
SAS AB*	1,500	19,070
Scania AB "B"	14,500	342,745
Securitas AB "B"	10,591	146,403
Securitas Direct AB "B"*	11,900	47,550
Securitas Systems AB "B"	11,900	41,983
Skandinaviska Enskilda Banken AB "A"	15,698	397,008
Skanska AB "B"	11,100	207,312
SKF AB "B"	13,700	229,510
SSAB Svenskt Stal AB "A"	6,562	176,143
SSAB Svenskt Stal AB "B"	937	22,725
Svenska Cellulosa AB "B"	18,998	334,095
Svenska Handelsbanken AB "A"	16,683	529,164
Swedbank AB "A"	4,300	120,470
Swedish Match AB	9,065	215,696
Tele2 AB "B"	10,300	204,866
Telefonaktiebolaget LM Ericsson "B"	501,400	1,172,251
TeliaSonera AB	75,943	706,279
Trelleborg AB "B"	2,300	47,725
Volvo AB "A"	16,550	272,492
Volvo AB "B"	36,600	606,571
Wihlborgs Fastigheter AB	1,158	20,518
(Cost $5,115,466)		10,744,545
Switzerland 7.0%
ABB Ltd. (Registered)	73,155	2,109,201
Actelion Ltd. (Registered)*	2,489	113,424
Adecco SA (Registered)	4,509	241,787
Ciba Specialty Chemicals AG (Registered)	2,786	128,282
Compagnie Financiere Richemont SA "A" (Unit)	17,656	1,204,570
Credit Suisse Group (Registered)	35,693	2,146,127
Geberit AG (Registered)	1,370	186,778
Givaudan SA (Registered)	190	182,552
Holcim Ltd. (Registered)	7,213	766,410
Julius Baer Holding AG (Registered)	3,799	308,796
Kudelski SA (Bearer)	1,000	19,520
Kuehne & Nagel International AG (Registered)	1,506	143,580
Kuoni Reisen AG (Registered) "B"	46	23,782
Lindt & Spruengli AG	9	31,028
Logitech International SA (Registered)*	4,867	176,711
Lonza Group AG (Registered)	1,245	149,751
Nestle SA (Registered)	13,219	6,057,126
Nobel Biocare Holding AG	100	26,563
Nobel Biocare Holding AG (Bearer)	809	214,011
Novartis AG (Registered)	78,009	4,249,793
OC Oerlikon Corp. AG (Registered)*	276	114,644
PSP Swiss Property AG*	978	49,207
Rieter Holding AG (Registered)	95	41,719
Roche Holding AG (Genusschein)	23,808	4,100,960
Schindler Holding AG	1,223	78,178
SGS SA (Registered)	187	220,305
Sonova Holding AG (Registered)	1,615	180,654
STMicroelectronics NV	24,790	352,906
Straumann SA (Registered)	150	41,192
Sulzer AG (Registered)	121	175,668
Swatch Group AG (Bearer)	1,155	346,280
Swatch Group AG (Registered)	1,800	105,234
Swiss Life Holding (Registered)*	1,044	258,453
Swiss Re (Registered)	12,030	843,874
Swisscom AG (Registered)	833	323,610
Syngenta AG (Registered)	3,499	887,785
Synthes, Inc.	1,787	220,883
UBS AG (Registered)	70,322	3,265,712
Xstrata PLC	21,374	1,505,079
Zurich Financial Services AG (Registered)	4,997	1,470,544
(Cost $17,965,667)		33,062,679
United Kingdom 19.5%
3i Group PLC	13,118	260,708
Acergy SA	6,700	147,607
Aggreko PLC	4,341	45,483
Alliance & Leicester PLC	4,864	61,951
AMEC PLC	11,299	187,424
Anglo American PLC	44,949	2,724,084
Antofagasta PLC	5,141	72,660
ARM Holdings PLC	42,554	104,321
Arriva PLC	4,714	73,888
Associated British Foods PLC	4,857	86,476
AstraZeneca PLC	49,830	2,141,121
Aviva PLC	87,811	1,166,321
BAE Systems PLC	115,431	1,130,490
Balfour Beatty PLC	16,719	163,923
Barclays PLC	229,095	2,320,627
Barratt Developments PLC	10,885	99,491
BBA Aviation PLC	13,782	55,955
Berkeley Group Holdings PLC*	3,365	91,171
BG Group PLC	113,225	2,606,827
BHP Billiton PLC	77,584	2,389,738
Biffa PLC	8,394	54,837
Bovis Homes Group PLC	3,176	38,569
BP PLC	641,057	7,839,860
British Airways PLC*	20,939	127,878
British American Tobacco PLC	51,244	2,017,834
British Energy Group PLC	35,143	381,435
British Land Co. PLC (REIT)	17,402	324,370
British Sky Broadcasting Group PLC	38,537	472,400
Brixton PLC	6,007	34,938
BT Group PLC	273,988	1,478,497
Bunzl PLC	12,437	174,364
Burberry Group PLC	14,663	165,067
Cadbury Schweppes PLC	72,262	900,778
Capita Group PLC	20,252	283,189
Carnival PLC	6,183	271,422
Carphone Warehouse PLC	10,867	74,128
Cattles PLC	9,734	56,927
Centrica PLC	123,976	881,054
Charter PLC*	4,272	67,011
Close Brothers Group PLC	2,336	43,904
Cobham PLC	35,339	146,039
Compass Group PLC	65,823	401,340
Cookson Group PLC	5,282	73,721
CSR PLC*	3,281	38,872
Daily Mail & General Trust "A"	8,909	87,276
Davis Service Group PLC	3,601	36,360
De La Rue PLC	2,529	48,922
Diageo PLC	88,314	1,890,402
DSG International PLC	67,855	132,432
Electrocomponents PLC	11,280	46,442
EMAP PLC	6,146	111,717
Enterprise Inns PLC	20,191	194,499
FirstGroup PLC	14,978	241,746
FKI PLC	16,691	19,349
Friends Provident PLC	55,115	178,182
G4S PLC	38,987	188,332
Galiform PLC*	10,649	19,022
GKN PLC	21,368	119,025
GlaxoSmithKline PLC	189,784	4,816,116
Great Portland Estates PLC	4,642	43,991
Hammerson PLC	10,204	207,558
Hays PLC	48,724	111,378
HBOS PLC	125,746	1,823,405
Home Retail Group PLC	31,003	199,285
HSBC Holdings PLC	395,888	6,640,842
ICAP PLC	18,040	259,649
IMI PLC	11,801	91,626
Imperial Tobacco Group PLC	22,915	1,247,592
Inchcape PLC	16,109	120,365
InterContinental Hotel Group PLC	10,738	187,424
International Power PLC	51,353	460,981
Intertek Group PLC	2,661	52,171
Invensys PLC*	24,603	109,704
Investec PLC	11,827	107,690
ITV PLC	130,916	221,308
J Sainsbury PLC	53,616	451,236
Johnson Mathey PLC	7,439	277,046
Kazakhmys PLC	2,759	74,518
Kelda Group PLC	8,420	181,194
Kesa Electricals PLC	14,930	68,807
Kingfisher PLC	80,883	232,909
Ladbrokes PLC	18,509	118,210
Land Securities Group PLC	15,783	469,339
Legal & General Group PLC	217,756	563,334
Liberty International PLC	8,835	188,025
Lighthouse Caledonia ASA*	533	507
Lloyds TSB Group PLC	192,384	1,793,857
LogicaCMG PLC	50,547	117,856
London Stock Exchange Group PLC	5,196	203,769
Lonmin PLC	2,294	141,532
Man Group PLC	54,596	627,993
Marks & Spencer Group PLC	57,550	637,471
Meggitt PLC	19,017	125,167
Misys PLC	15,595	56,780
Mondi PLC	12,896	108,189
National Express Group PLC	3,467	84,678
National Grid PLC	88,355	1,460,792
Next PLC	7,135	228,856
Old Mutual PLC	178,301	591,172
Pearson PLC	27,311	396,881
Persimmon PLC	9,981	158,947
Premier Farnell PLC	7,443	21,458
Prudential PLC	82,736	1,162,968
Punch Taverns PLC	9,513	143,999
Rank Group PLC	11,931	21,480
Reckitt Benckiser Group PLC	20,510	1,184,840
Reed Elsevier PLC	43,019	578,813
Rentokil Initial PLC	61,382	146,595
Resolution PLC	23,955	338,956
Reuters Group PLC	42,733	539,141
Rexam PLC	20,867	172,652
Rio Tinto PLC	33,714	3,532,136
Rolls-Royce Group PLC*	61,550	665,278
Royal & Sun Alliance Insurance Group PLC	107,423	314,789
Royal Bank of Scotland Group PLC	336,725	3,027,203
SABMiller PLC	30,351	853,956
Schroders PLC	3,819	98,268
Scottish & Newcastle PLC	25,870	381,140
Scottish & Southern Energy PLC	29,110	945,572
Segro PLC (REIT)	13,604	126,322
Serco Group PLC	16,202	148,103
Severn Trent PLC	7,111	215,048
Shire PLC	8,516	195,647
Signet Group PLC	55,336	76,173
Smith & Nephew PLC	30,861	354,808
Smiths Group PLC	13,067	261,941
SSL International PLC	3,036	32,173
Stagecoach Group PLC	12,780	71,650
Standard Chartered PLC	21,959	797,479
Standard Life PLC	69,304	352,452
Tate & Lyle PLC	15,030	131,898
Taylor Wimpey PLC	36,431	145,624
Tesco PLC	264,656	2,499,065
The Sage Group PLC	43,592	198,521
Thomas Cook Group PLC*	15,210	84,786
Tomkins PLC	28,347	100,213
Travis Perkins PLC	3,582	85,261
Trinity Mirror PLC	8,191	56,352
Tui Travel PLC*	14,230	82,485
Tullett Prebon PLC	4,955	45,886
Tullow Oil PLC	22,651	292,258
Unilever PLC	44,433	1,666,321
United Business Media PLC	7,221	92,586
United Utilities PLC	29,774	445,795
Vedanta Resources PLC	1,924	77,463
Vodafone Group PLC	1,782,962	6,645,123
Whitbread PLC	7,008	194,229
William Hill PLC	11,248	116,656
William Morrison Supermarkets PLC	37,488	241,802
Wolseley PLC	22,364	327,908
WPP Group PLC	38,830	497,129
Yell Group PLC	27,929	221,421
(Cost $59,088,737)		92,662,378
Total Common Stocks (Cost $276,357,213)		464,697,482

Warrants 0.0%
Japan
Dowa Holdings Co., Ltd. Expiration Date 1/29/2010* (Cost $0)	9,000	2,393

Preferred Stocks 0.4%
Germany 0.4%
Fresenius SE	747	62,019
Henkel KGaA	6,141	344,236
Porsche Automobil Holding SE	290	584,407
ProSiebenSat. 1 Media AG	3,181	75,424
RWE AG	1,157	140,238
Volkswagen AG	3,736	542,581
(Cost $534,858)		1,748,905
Italy 0.0%
IFI-Istituto Finanziario Industriale SpA*	1,427	47,697
Unipol Gruppo Finanziario SpA	27,828	87,606
(Cost $133,296)		135,303
Total Preferred Stocks (Cost $668,154)		1,884,208

Rights 0.0%
Hong Kong 0.0%
Wharf Holdings Ltd., Expiration Date 1/8/2008* (Cost $0)	5,762	7,907
Total Rights (Cost $0)		7,907

Cash Equivalents 0.6%
Cash Management QP Trust, 4.67% (c) (Cost $2,969,448)	2,969,448	2,969,448

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $279,994,815)+	98.8	469,561,438
Other Assets and Liabilities, Net	1.2	5,746,628
Net Assets	100.0	475,308,066

* Non-income producing security.
+ The cost for federal income tax purposes was $288,121,688. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $181,439,750. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $198,257,305 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,817,555.
(a) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(b) Affiliated issuer. This security is owned in proportion with its representation in the index.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

CVA: Certificaten Van Aandelen

FDR: Fiduciary Depositary Receipt

PPS: Price Protected Shares

REIT: Real Estate Investment Trust

RNC: Riparmio Non-Convertible (Non-Convertible Savings Shares)

SDR: Swedish Depositary Receipt

At December 31, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
DJ Euro Stoxx 50 Index	3/20/2008	84	5,355,631	5,446,722	91,091
FTSE 100 Index	3/20/2008	25	3,145,367	3,212,331	66,964
Hang Seng Stock Index	1/30/2008	3	530,675	536,910	6,235
SPI 200 Index	3/20/2008	6	826,356	836,079	9,723
TOPIX Index	3/14/2008	18	2,454,775	2,368,527	(86,248)
Total net unrealized appreciation					87,765

As of December 31, 2007, the Fund had the following open forward foreign currency exchange contracts as follows:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) ($)
AUD	103,281	USD	89,000	3/19/2008	(1,686)
EUR	1,072,095	USD	1,549,000	3/19/2008	(18,456)
USD	1,721,000	GBP	852,137	3/19/2008	(24,735)
USD	1,744,000	JPY	194,624,994	3/19/2008	(1,844)
Total unrealized depreciation					(46,721)

Currency Abbreviations
AUD Australian Dollar EUR Euro GBP British Pound JPY Japanese Yen USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $277,025,367)	$ 466,591,990
Investment in Cash Management QP Trust (cost $2,969,448)	2,969,448
Total investments, at value (cost $279,994,815)	469,561,438
Cash	10,000
Foreign currency, at value (cost $2,329,449)	2,361,910
Deposit with broker for open futures contracts	1,354,289
Receivable for Fund shares sold	287,967
Receivable for investments sold	2,888,828
Dividends receivable	872,438
Interest receivable	6,241
Receivable for variation margin on open futures contracts	90,502
Foreign taxes recoverable	338,684
Other assets	25,229
Total assets	477,797,526
Liabilities
Payable for investments purchased	124,591
Payable for Fund shares redeemed	1,923,244
Accrued management fee	202,648
Unrealized depreciation on open forward foreign currency exchange contracts	46,721
Other accrued expenses and payables	192,256
Total liabilities	2,489,460
Net assets, at value	$ 475,308,066

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2007 (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(3,228,726)
Net unrealized appreciation (depreciation) on: Investments	189,566,623
Futures	87,765
Foreign currency	190,886
Accumulated net realized gain (loss)	(34,898,578)
Paid-in capital	323,590,096
Net assets, at value	$ 475,308,066
Net Asset Value
Net Asset Value, offering and redemption price(a) per share ($475,308,066 ÷ 27,337,517 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.39

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Dividends (net of foreign taxes withheld of $1,152,368)	13,088,734
Interest — Cash Management QP Trust	326,356
Interest	8,948
Total Income	13,424,038
Expenses: Investment management fee	1,161,666
Administration fee	467,383
Services to shareholders	95,037
Custodian fee	251,877
Professional fees	89,805
Trustees' fees and expenses	17,210
Reports to shareholders	42,062
Registration fees	23,401
Other	46,686
Total expenses, before expense reductions	2,195,127
Expense reductions	(1,446)
Total expenses, after expense reductions	2,193,681
Net investment income	11,230,357
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	6,819,179
Futures	688,403
Foreign currency	617,279
8,124,861
Change in net unrealized appreciation (depreciation) on: Investments	26,773,113
Futures	(124,265)
Foreign currency	(151,927)
26,496,921
Net gain (loss)	34,621,782
Net increase (decrease) in net assets resulting from operations	$ 45,852,139

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006 (a)
Operations: Net investment income (loss)	$ 11,230,357	$ 8,188,088
Net realized gain (loss)	8,124,861	5,932,994
Change in net unrealized appreciation (depreciation)	26,496,921	64,936,734
Net increase (decrease) in net assets resulting from operations	45,852,139	79,057,816
Distributions to shareholders from: Net investment income	(13,484,534)	(8,673,136)
Fund share transactions: Proceeds from shares sold	130,000,756	69,840,868
Reinvestment of distributions	12,750,421	8,437,487
Cost of shares redeemed	(99,792,324)	(57,791,124)
Redemption fees	8,669	7,963
Net increase (decrease) in net assets from Fund share transactions	42,967,522	20,495,194
Increase (decrease) in net assets	75,335,127	90,879,874
Net assets at beginning of period	399,972,939	309,093,065
Net assets at end of period (including accumulated distributions in excess of net investment income of $3,228,726 and $1,879,837, respectively)	$ 475,308,066	$ 399,972,939

(a) On January 13, 2006, the DWS EAFE® Equity Index Portfolio, a master portfolio for a master-feeder structure, closed. The Statement of Changes in Net Assets includes the DWS EAFE® Equity Index Fund's information as a stand-alone and feeder fund for the respective periods (See Note A in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 16.17	$ 13.15	$ 11.89	$ 10.35	$ 7.77
Income (loss) from investment operations: Net investment income (loss)	.42[a]	.35[a]	.29[a]	.33	.17[a]
Net realized and unrealized gain (loss)	1.30	3.03	1.33	1.64	2.64
Total from investment operations	1.72	3.38	1.62	1.97	2.81
Less distributions from: Net investment income	(.50)	(.36)	(.33)	(.43)	(.23)
Tax return of capital	—	—	(.03)	—	—
Total distributions	(.50)	(.36)	(.36)	(.43)	(.23)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 17.39	$ 16.17	$ 13.15	$ 11.89	$ 10.35
Total Return (%)	10.71	25.69[b]	13.57[b]	19.42[b]	36.45[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	475	400	309	285	231
Ratio of expenses before expense reductions (%)	.47	.55	.56	.58	.60
Ratio of expenses after expense reductions (%)	.47	.45	.40	.40	.40
Ratio of net investment income (loss) (%)	2.40	2.40	2.35	1.98	1.99
Portfolio turnover rate	7	8[c]	16	12	6
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] On January 13, 2006, the DWS EAFE® Equity Index Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchases and sales of portfolio securities of the DWS EAFE® Equity Index Fund as a stand-alone fund in addition to the DWS EAFE® Equity Index Portfolio.
* Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

A. Significant Accounting Policies

DWS EAFE® Equity Index Fund (the "Fund") is a diversified series of the DWS Institutional Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On August 8, 2005, the Board of Trustees approved dissolving the DWS EAFE® Equity Index Fund master-feeder structure, and converting the Fund to a stand-alone fund. On January 13, 2006, the Fund received net assets with a value of $304,728,559 which included net unrealized appreciation of $111,146,337 from the DWS EAFE® Equity Index Portfolio (the "Portfolio") in a tax free exchange for its beneficial ownership in the Portfolio. Activity prior to this conversion is included in the Financial Statements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies as well as Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchange and the close of the New York Stock exchange.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund invests in futures contracts to keep cash on hand to meet shareholder redemptions while maintaining exposure to the stock market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $30,989,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2008 ($1,863,000), December 31, 2009 ($14,051,000), December 31, 2010 ($14,930,000) and December 31, 2011 ($145,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-383 of the Internal Revenue Code. During the year ended December 31, 2007, the Fund utilized approximately $6,932,000 of its prior year capital loss carryforward.

The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to passive foreign investment companies, foreign denominated investments, investments in futures, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 933,016
Capital loss carryforwards	$(30,989,000)
Net unrealized appreciation (depreciation) on investments	$181,439,750

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2007	2006
Distributions from ordinary income	$ 13,484,534	$ 8,673,136

Redemption Fees. For the period from January 1, 2007 to March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2007, purchases and sales of investment securities (excluding short-term investments), aggregated $73,387,480 and $31,216,151, respectively.

C. Related Parties

Investment Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold, or entered into by the Fund or delegates such responsibility to the Fund's sub-advisor. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Northern Trust Investments, N.A. ("NTI") serves as sub-advisor to the Fund and is paid by the Advisor for its services.

For the period from January 1, 2007 through April 30, 2007, the Advisor had contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 0.61% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, proxy, interest and organizational and offering expenses).

For the year ended December 31, 2007, the management fee charged to the Fund was $1,161,666, which was equivalent to an annual effective rate of 0.25%.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2007, DIMA received an Administration fee of $467,383, of which $40,953 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"). DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund, DWS-SISC has delegated certain transfer agent, dividend paying agent and shareholder service agent functions to DST. For the year ended December 31, 2007, the amount charged to the Fund by DWS-SISC aggregated $95,037 of which $18,541 was unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $28,755, of which $14,233 is unpaid.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an agreement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2007, the Fund's custodian fee was reduced by $144 and $1,302, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of withdrawal requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold	7,597,810	$ 130,000,756	4,622,878	$ 69,840,868
Shares issued to shareholders in reinvestment of distributions	744,655	$ 12,750,421	527,343	$ 8,437,487
Shares redeemed	(5,745,166)	$ (99,792,324)	(3,914,325)	$ (57,791,124)
Redemption Fees		$ 8,669		$ 7,963
Net increase (decrease)	2,597,299	$ 42,967,522	1,235,896	$ 20,495,194

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and Shareholders of DWS EAFE® Equity Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS EAFE® Equity Index Fund (the "Fund") at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 25, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $889,447 and earned $11,558,802 of foreign source income during the year ended December 31, 2007. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.03 per share as foreign taxes paid and $.43 per share as income earned from foreign sources for the year ended December 31, 2007.

For federal income tax purposes, the Fund designates $15,665,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA and sub-advisory agreement between DIMA and Northern Trust Investments, N.A. ("NTI") in September 2007.

In terms of the process that the Trustees followed prior to approving the agreements, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and sub-advisory agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The sub-advisory fee paid to NTI is paid by DIMA out of its fee and not directly by the Fund.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement and sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Fund were at the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Institutional Class shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Institutional Class shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA and NTI. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and the sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DIMA and NTI have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA and NTI regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA or NTI, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement and the sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		76
Henry P. Becton, Jr. (1943) Board Member since 2006	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	76
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	76
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	76
Martin J. Gruber[7] (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	76
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	76
Graham E. Jones[7] (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	76
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	76
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	76
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	76
Carl W. Vogt[7] (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		74

Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	82

Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[6] (1967) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Diane Kenneally[6] (1966) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.
7 At present, substantially all DWS mutual funds are overseen by one of two boards of trustees (the "Boards"). Each Board, including the Board that oversees your Fund (the "New York Board"), has determined that the formation of a single consolidated Board overseeing these funds is in the best interests of the Funds and their shareholders. In this connection, each Board has approved a plan outlining the process for implementing the consolidation of the New York Board with the other primary DWS fund board (the "Chicago Board"). (The geographic references in the preceding sentences merely indicate where each Board historically held most of its meetings.)
The consolidation of the two Boards is expected to take effect on or about April 1, 2008 (the "Consolidation Date"). To accomplish the consolidation, the New York Board will nominate and elect four individuals (John W. Ballantine, Paul K. Freeman, William McClayton and Robert H. Wadsworth) who currently serve on the Chicago Board to the Board of your Fund and each other fund overseen by the New York Board. Information regarding these four individuals is set forth below. In addition, the Chicago Board has determined to nominate and recommend that shareholders of each fund overseen by that Board elect eight members of your Fund's Board (Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Rebecca W. Rimel, William N. Searcy, Jr. and Jean Gleason Stromberg). As a result, as of the Consolidation Date, it is expected that the four Chicago Board members and eight New York Board members named above (each of whom will be an Independent Board Member), together with Axel Schwarzer, CEO of DWS Scudder, will constitute the Board of substantially all DWS Scudder funds (134 funds), including your Fund. To facilitate the Board consolidation, three members of the New York Board (Martin J. Gruber, Graham E. Jones and Carl W. Vogt) have agreed to resign as of the Consolidation Date, which is prior to their normal retirement dates.
Following the Consolidation Date, it is expected that the consolidated Board will implement certain changes to the Fund's current committee structure and other governance practices, including the appointment of new committee chairs and members.
Name and Year of Birth Chicago Board Members to be Elected to New York Board	Business Experience and Directorships During the Past 5 Years	Position with the DWS Funds and Length of Time Served
John W. Ballantine (1946)	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank
Chicago Board Member since 1999
Paul K. Freeman (1950)	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998). Formerly, Trustee of funds managed by DIMA or its affiliates (1993-2002).
Chicago Board Member since 2002, Chairperson since 2007
William McClayton (1944)	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly, Trustee, Ravinia Festival.
Chicago Board Member since 2004
Robert H. Wadsworth (1940)	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of funds managed by DIMA or its affiliates (1999-2004).	Chicago Board Member since 2004

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Institutional Class:

(800) 621-1048

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Institutional Class
Nasdaq Symbol	BTAEX
CUSIP Number	23339C 768
Fund Number	558

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2007, DWS EAFE Equity Index Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS EAFE EQUITY INDEX FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$58,475	$0	$0	$0
2006	$60,500	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$58,500	$25,000	$0
2006	$155,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$25,000	$600,000	$625,000
2006	$0	$11,930	$0	$11,930

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS EAFE Equity Index Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS EAFE Equity Index Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 29, 2008